                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 25, 1999
                                          ------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


                 333-30207                            36-4165546
                 ---------                            ----------
         (Commission File Number)         (IRS Employer Identification Number)


      500 West Monroe Street, Chicago, Illinois          60661
      -----------------------------------------          -----
      (Address of principal executive offices)         (Zip Code)


                                (312) 441-7246
                                --------------
             (Registrant's telephone number, including area code)

Item 5.    Other Events
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Attached, for the Distribution Date of May 25, 1999, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
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(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of May 25, 1999.





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 9, 1999
        ------------



                                                HELLER FUNDING CORPORATION



                                                By: /s/ Julia S. Landes
                                                    ---------------------------
                                                       Julia S. Landes
                                                Title: Vice President

                                 EXHIBIT INDEX


Exhibit
Number     Document Description
-------    --------------------

     99 Heller Funding Corporation - Monthly Report for the Distribution Date of May 25, 1999.